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                                                                     Exhibit 1.1

                                3,000,000 Shares

                       PIONEER-STANDARD ELECTRONICS, INC.

                                  COMMON SHARES

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                   March 6, 1997

Lazard Freres & Co. LLC
Cleary Gull Reiland &
  McDevitt Inc.
McDonald & Company Securities, Inc.
 as representatives of the
 several Underwriters named
 on Schedule I hereto

c/o Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10020

Dear Sirs:

                  SECTION 1. INTRODUCTION. Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 3,000,000 Common Shares of the Company, without par value (the "Firm Shares"). The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 450,000 Common Shares of the Company, without par value (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter sometimes collectively referred to as the "Securities." The Company hereby agrees with the Underwriters as follows:

                  SECTION 2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriters that:

                  (a) A registration statement on Form S-3 (No. 333- 07665), including a prospectus, relating to the Securities has been filed by the Company pursuant to the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission (the "Commission"). Such registration statement either (i) is not proposed to be amended and has been declared effective under the Act, and any post-




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         effective amendments filed with the Commission prior to the execution and delivery of this Agreement have been declared effective or (ii) is proposed to be amended by amendment or post-effective amendment. For purposes of this Agreement, "Effective Time" means, in the case of clause (i) in the preceding sentence, the date and time as of which such registration statement or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement was declared effective by the Commission or, in the case of clause (ii) in the preceding sentence, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. If the Effective Time is prior to the execution and delivery of this Agreement, no other document relating to such registration statement has been filed with the Commission; and no proceeding for the purpose of suspending such effectiveness has been initiated or threatened or, to the knowledge of the Company, is contemplated by the Commission. Such registration statement as amended at the Effective Time, including all material incorporated by reference therein and all exhibits thereto and including all information (if any) contained in a prospectus subsequently filed with the Commission and deemed to be part of the registration statement at the Effective Time pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement," and the prospectus, in the form first filed pursuant to Rule 424(b) under the Act ("Rule 424(b)") or, if no such filing is required, as included in the Registration Statement, including all material incorporated by reference in such prospectus is, hereinafter referred to as the "Prospectus." The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations") that are incorporated by reference in the Prospectus. (Any preliminary prospectus included in such Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter referred to as a "Preliminary Prospectus.")

                  (b) If the Effective Time is prior to the execution and delivery of this Agreement: (i) on the Effective Date, the Registration Statement conformed, on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and

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         Regulations"), (ii) on the Effective Date, neither the Registration
         Statement nor the Prospectus included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any amendment to the Registration Statement, as of its date and as of its effective date, did not and will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iv) the Prospectus on the date of this Agreement, as of its date, as of the date of any amendment or supplement thereto, and as amended or supplemented at the Closing Date (as defined in Section 3), does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Effective Time is subsequent to the execution and delivery of this
         Agreement: (i) on the Effective Date, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any amendment to the Registration Statement, as of its date and as of its effective date, will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus, as of its date, as of the date of any amendment or supplement thereto, and as amended or supplemented at the Closing Date, will not contain any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties do not apply to statements or omissions in the Registration Statement or any amendment thereto or the Prospectus, as amended or supplemented, if applicable, based upon the information furnished to the Company by the Underwriters specified in Section 8(a).

                  (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all respects to the requirements of the Act and the Rules and Regulations and the Exchange Act and the Exchange Act Rules and Regulations, as applicable, and none of such documents when they became effective or were so filed, as the case may be, contained any untrue statement of any material fact or


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         omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the Rules and Regulations and the Exchange Act and the Exchange Act Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company, contemplated by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations, and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the information furnished to the Company by the Underwriters as specified in Section 8(a).

                  (e) The consolidated financial statements included in the Registration Statement and Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the statements of their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                  (f) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, and (ii) there have been no material transactions entered


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         into by the Company or any of its subsidiaries other than
         those in the ordinary course of business.

                  (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio with power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole.

                  (h) Each of the subsidiaries of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole; all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all such capital stock of each subsidiary is owned, directly or through subsidiaries, by the Company, free and clear of any mortgage, pledge, lien, encumbrance, adverse claim or equity.

                  (i) Neither the Company nor any of its subsidiaries is (i) in violation of its or any of their charters or codes of regulation or bylaws, as the case may be, or other organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it or any of them is a party or by which it or any of them or their properties may be bound, except in the case of (ii) above, where such default would not, individually or in the aggregate, result in a material adverse change in (A) the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries taken as a whole, or (B) the ability of the Company and any subsidiary to enter into, perform and





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         effect the transactions contemplated hereby; no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental authority or agency is required for the issue and sale of the Securities as contemplated herein or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act and the Rules and Regulations or state securities or Blue Sky laws in connection with the distribution of the Securities by the Underwriters; and the issue and sale of the Securities as contemplated herein, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of, the provisions of the charter or code of regulation of the Company or any law, administrative regulation or administrative or court decree or order applicable to the Company or any of its subsidiaries.

                  (j) The Company and its subsidiaries possess all certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole.

                  (k) Except as set forth in the Prospectus, as amended or supplemented, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, contemplated or threatened against the Company or any of its subsidiaries, which might result in any material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, or might materially and adversely affect the properties or assets thereof or might adversely affect the lawful issuance and





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         offering of the Securities in the manner contemplated by the
         Prospectus; and there are no material contracts or other documents which are required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so described or have not been so filed.

                  (l) Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except (i) such as are referred to in the Prospectus or (ii) such as do not materially and adversely affect the value of such property to the Company or such subsidiary, and do not materially interfere with the use made and proposed to be made of such property by the Company or such subsidiary; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made by the Company and its subsidiaries.

                  (m) The Company has an authorized capitalization as set forth in the Prospectus, and the shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly authorized, are validly issued, fully paid and non-assessable (except that the Subscription Shares will not be fully paid and non-assessable until payment for such Subscription Shares is received as provided in the Subscription Trust), and conform to the description thereof contained in the Prospectus. The Securities have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The issuance and sale of all the Securities is not subject to pre-emptive or other similar rights or to restrictions on transfer (other than those imposed by the Act, the Rules and Regulations or state securities or Blue Sky laws).

                  (n) This Agreement has been duly authorized, executed and delivered by the Company.

                  (o) Neither the Company nor any of its officers, directors or holders of five percent or more of any class of its capital stock or any of their respective affiliates is a member of, or is associated or affiliated with a member of, the National Association of Securities Dealers, Inc.

                  (p) There are no contracts, agreements or understandings between the Company and any person granting such


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         person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities under the Registration Statement.

                  (q) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the Rules and Regulations.

                  (r) The Share Subscription Agreement and Trust, effective as of July 2, 1996, between the Company and Wachovia Bank of North Carolina, N.A., as Trustee (the "Subscription Trust"), has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company; the 5,000,000 Common Shares, without par value, of the Company (the "Subscription Shares") to be issued pursuant to the terms of the Subscription Trust have been duly authorized and when issued in accordance with the terms of the Subscription Trust will be validly issued and outstanding; the Subscription Shares, when paid for as provided by the Subscription Trust, will be fully paid and non-assessable; the issuance of the Subscription Shares pursuant to the terms of the Subscription Trust does not constitute a Control Share Acquisition as defined in Section 1701.01(2)(1) of the Ohio Revised Code; the execution and performance of the Subscription Trust does not violate or result in a change in control under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it is bound; and the Subscription Trust conforms to the description thereof in the Prospectus.

                  SECTION 3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $12.28 per Security (the "purchase price per Security"), the respective number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bear the same proportion to the number of Firm Shares to be sold by the Company, as the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto bears to the total number of Firm Shares.

                  The Company hereby agrees to issue and sell to the Underwriters and, on the basis of the representation, warranties and agreements herein contained, but subject to the terms and




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conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, pursuant to an option to be exercised in the 30-day period commencing on the date of this Agreement, up to 450,000 Additional Shares at the purchase price per Security. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase from the Company that proportion of the total number of Additional Shares (subject to adjustment by you to eliminate fractions) to be purchased as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto bears to the total number of Firm Shares. In the event that the Underwriters purchase less than all the Additional Shares, the number of Additional Shares to be sold by the Company shall be, as nearly as practicable, in the same proportion to each other as are the number of Additional Shares to be sold by the Company as set forth herein and in Schedule I hereto.

                  The Company will deliver the Firm Shares to you for the accounts of the Underwriters, against payment of the purchase price therefor by wire transfer in same day funds or by one or more certified or official bank checks payable in New York Clearing House or other same day funds drawn to the order of the Company. Payment for the Firm Shares shall be made at the office of Lazard Freres & Co. LLC, New York, New York at 10:00 A.M., New York Time, on March 12, 1997 or at such other place, date or time as you and the Company may agree upon in writing (the "Initial Closing Date").

                  The Company will deliver the Additional Shares to be purchased to you for the accounts of the Underwriters, against payment of the purchase price therefor by wire transfer in same day funds or by one or more certified or official banks checks payable in New York Clearing House or other same day funds drawn to the order of the Company, at the office of Lazard Freres & Co. LLC, New York, New York on such date and at such time (the "Option Closing Date"), as shall be specified in the notice from Lazard Freres & Co. LLC to the Company exercising the option to purchase Additional Shares. The Option Closing Date may be the same as the Initial Closing Date but shall in no event be earlier than the Initial Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to. Such notice may be given, by letter or by telecopy or other facsimile transmission or by telephone (if subsequently confirmed in writing), to the Company at any time within 30 days after the date of this Agreement. The Option Closing Date may be varied by agreement between the Underwriters and the Company. The Initial Closing Date and the Option Closing Date are herein collectively referred to as the "Closing Date."


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                  The certificates for all the Firm Shares and the Additional
Shares so to be delivered will be in such denominations and registered in such names as you request two full business days prior to the Initial Closing Date or the Option Closing Date, as the case may be, and will be made available at the office of Lazard Freres & Co. LLC, New York, New York or, upon your request, through the facilities of The Depository Trust Company, for checking and packaging at least one full business day prior to the Initial Closing Date or the Option Closing Date, as the case may be.

                  The Company and each of its executive officers, directors and holders of five percent or more of any class of its capital stock agree that, without your prior written consent, it will not offer, sell, contract to sell, file a registration statement with the Commission in respect of, or otherwise dispose of, or write or enter into a cash settled option with respect to, any shares of any class of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such shares of capital stock for a period of 90 days after the date of this Agreement, other than (i) the Securities to be sold hereunder and (ii) any shares of such capital stock acquired upon the exercise of an option outstanding on the date hereof or referred to in the Prospectus.

                  SECTION 4. OFFERING BY THE UNDERWRITERS. After the Registration Statement becomes effective, the several Underwriters will offer the Securities for sale to the public on the terms and conditions as set forth in the Prospectus.

                  SECTION 5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

                  (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable, and with your consent, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) if such filing is made after the fifth business day after the Effective Date, subparagraph (2) (or, if applicable and with your consent, subparagraph (5)) of Rule 424(b). The Company will advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement as filed, or the related Prospectus, prior to the Closing Date, and will not effect such amendment or supplement without your consent; the Company will also advise the Underwriters promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement), of any amendment or supplement to the Registration Statement or the Prospectus, and of


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         receipt of notification of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or of any request by the Commission to amend or supplement the Registration Statement or Prospectus or for additional information and will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending the use of any Preliminary Prospectus or any prospectus relating to the Securities or suspending any such qualification and to obtain as soon as possible its lifting, if issued.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters, include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Exchange Act or any other law, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will notify the Underwriters and, upon the Underwriters' request prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request, of an amended Prospectus or a supplement to the Prospectus complying with Section 10(a) of the Act which will correct such statement or omission or effect such compliance.

                  (c) The Company will make generally available to the Company's security holders as soon as practicable an earnings statement covering the twelve-month period ending March 31, 1998, that satisfies the provisions of Section 11(a) of the Act and the Rules and Regulations (including Rule 158).

                  (d) The Company will deliver to the Underwriters as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith and documents incorporated therein by reference) as the Underwriters may reasonably request and will also deliver to the Underwriters a conformed copy of the Registration Statement and each


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         amendment thereto (including documents incorporated therein by reference).

                  (e) The Company will take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

                  (f) During the period of five years hereafter, the Company will furnish to the Underwriters as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year, and the Company will furnish to the Underwriters (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders and (ii) from time to time, such other information concerning the Company as the Underwriters may reasonably request.

                  (g) The Company, during the period when the prospectus relating to the Securities is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act.

                  (h) The Company will use its best efforts to obtain the inclusion of the Securities on the Nasdaq National Market.

                  SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Securities on the Initial Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date hereof and as of the Initial Closing Date with the same force and effect as if made as of that date, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 5:00 P.M., New York time, on the date of this Agreement, or such later time or date as shall have been consented to by the Underwriter. If the Effective Time is prior to the execution and delivery of this Agreement, the Company shall have filed the Prospectus




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



         with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) hereof. In either case, prior to the Initial Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened, or to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; and the Company shall have complied with all requests for additional information on the part of the Commission to your reasonable satisfaction.

                  (b) The Underwriters shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains any untrue statement of fact or omits to state any fact which, you concluded, is material and in the case of an omission is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) The Underwriters shall have received a favorable opinion of Calfee, Halter & Griswold, counsel for the Company, dated the Closing Date, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Ohio with power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which it owns or leases real property.

                           (ii) Each of the subsidiaries of the Company has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases real property; all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock is owned by the Company free and clear of any pledge, lien, encumbrance, adverse claim or equity.

                           (iii) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                           (iv) The Company has an authorized capitalization as
                  set forth in the Prospectus, and the shares of capital stock of the Company outstanding prior to the issuance of the Securities to be sold by the Company have been duly authorized, are validly issued, fully paid and non-assessable (except that the Subscription Shares will not be fully paid and non-assessable until payment for such Subscription Shares is received as provided in the Subscription Trust), and conform to the description thereof contained in the Prospectus.

                           (v) The Securities to be sold by the Company have
                  been duly authorized and validly issued and are fully paid and non-assessable, and the issuance and sale of all the Securities is not subject to pre-emptive or other similar rights or to restrictions on transfer (other than those imposed by the Act, the Rules and Regulations or state securities or Blue Sky laws).

                           (vi) The Registration Statement is effective under
                  the Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Act or proceedings therefor initiated or threatened or are pending or contemplated by the Commission.

                           (vii) Statements set forth in the Prospectus under
                  the headings "Prospectus Supplement Summary", "Use of Proceeds", "The Company", "Description of Certain Indebtedness", "Description of Debt Securities", and "Description of Capital Stock", and in the Registration Statement under Item 15 on Form S-3 insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein fairly present the information called for with respect to such legal matters, documents and proceedings.

                           (viii) No consent, approval, authorization, order,
                  filing, registration or qualification of or with any court or governmental authority or agency is required for the issue and sale of the Securities or the consummation of the transactions contemplated by this Agreement, except such as may be required and have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or Blue Sky laws in connection with the distribution of the Securities by the Underwriters;

                  and, the issue and sale of the Securities, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract filed in response to paragraphs (4) and (10) of Item 601(b) of Regulation SK or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of, the provisions of the charter or code of regulations of the Company, or any law, administrative regulation or administrative or court decree or order applicable to the Company or any of its subsidiaries.

                           (ix) To the best knowledge of such counsel, (1) after
                  having made due inquiry, there is no governmental action or proceeding and no litigation pending against the Company or any of its subsidiaries which would adversely affect the lawful issuance and offering of the Securities or that is required to be described in the Registration Statement or Prospectus and is not so described and (2) after having made due inquiry, there are no material contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

                           (x) Such counsel (1) is of the opinion that each
                  document incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and related schedules and other financial and statistical data included therein, as to which no opinion need be expressed) complied as to form when filed with the Commission in all material respects with the Exchange Act and the Exchange Act Rules and Regulations and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (2) is of the opinion that the Registration Statement, as of the Effective Date, any amendment to the Registration Statement, as of its date or as of its effective date, and the Prospectus, as of the Effective Date and as of its date (other than the financial statements and related schedules and other financial and statistical data included therein, as to which no opinion need be expressed) complies as to form in all material respects with the requirements of the Act and the Rules and Regulations; and (3) has no reason to believe that (other than the financial statements and related schedules and other financial and statistical data included therein, as to which no opinion need be expressed) the Registration Statement, as of the Effective Date, any amendment to the Registration Statement, as of its date or as of its effective date, and the Prospectus, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that the Prospectus, as of its date, as of the date of any amendment or supplement thereto, and as amended or supplemented at the Initial Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           In rendering such opinion, such counsel may: (i) rely
                  in respect of matters of fact upon certificates of governmental officials and officers of the Company, provided that such certificates have been attached to such opinion; and
                  (ii) state that they express opinions only as to the laws of the United States of America and of the State of Ohio and that, with respect to their opinion in clause (iii), they are assuming as to all matters of New York law (if any) that the application of New York law to such matters would have the same effect as would the application of the laws of the State of Ohio to such matters if such matters were governed by Ohio law. The opinions set forth above as to the due incorporation of the Company's Pioneer-Standard of Maryland, Inc. subsidiary in Maryland will be rendered by Piper Marbury, L.L.P., or another acceptable Maryland law firm. The opinion above as to the due incorporation of the Company's Pioneer-Standard Canada Inc. subsidiary in Canada will be rendered by Blake, Cassels & Graydon, or another acceptable Canada law firm. Calfee, Halter & Griswold shall state that they believe that the Underwriters are justified in relying upon such opinions referred to in the previous two sentences.

                  (d) The Underwriters shall have received an opinion from each of Piper Marbury, L.L.P., and Blake, Cassels & Graydon, each a counsel for the Company, with respect to the due incorporation of Pioneer-Standard of Maryland, Inc., and Pioneer Standard Canada Inc., respectively.

                  (e) The Underwriters shall have received from Sidley & Austin, counsel for the Underwriters, an opinion, dated the Closing Date, with respect to such matters as the Underwriters may reasonably request.

                  (f) The Underwriters shall have received from the President or any Vice President and a principal financial or accounting officer of the Company a certificate, dated the Initial Closing Date, in which such officers, to the best of their knowledge and after reasonable investigation, shall state that there has not been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) any material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business or (ii) any material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business, except in the case of clause (i) and clause (ii) as set forth in or contemplated by the Prospectus; the representations and warranties of the Company contained in Section 2 are true and correct with the same force and effect as though made on and as of the Closing Date and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened or are contemplated by the Commission.

                  (g) The Underwriters shall have received from Ernst & Young LLP, independent public accountants, two letters, the first dated the date of this Agreement and the other dated such Initial Closing Date, addressed to the Underwriters, substantially in the form of Annex I hereto with such variations as are reasonably acceptable to the Underwriters.

                  (h) At the Initial Closing Date counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require.

                  (i) The Securities shall have been duly included on the Nasdaq National Market.

                  (j) You shall have received from each director and executive officer and each required stockholder of the Company a written agreement previously agreed to by the parties to the effect set forth in the last paragraph of Section 3.

                  The several obligations of the Underwriters to purchase the Additional Shares hereunder are subject to (i) the accuracy of and compliance with the representations and warranties of the Sellers contained herein on and as of the Option Closing Date, (ii) satisfaction on and as of the Option Closing Date of the conditions set forth in subsections (a) to (j) of this Section 6 inclusive (and for purposes thereof each reference therein to the Initial Closing Date shall be deemed to refer to the Option Closing Date) and (iii) the absence of circumstances on or prior to the Option Closing Date which would permit termination of this Agreement pursuant to Section 10.

                  SECTION 7. PAYMENT OF EXPENSES. The Company will pay all costs, expenses, fees, disbursements and taxes incident to (i) the preparation by the Company, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), the Prospectus, each Preliminary Prospectus and all amendments and supplements to any of them prior to or during the period specified in Section 5(b), (ii) the preparation, printing (including word processing and duplication costs) and delivery of this Agreement, Preliminary and Supplemental Blue Sky Memoranda, Legal Investment Survey, if any, and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities, (iii) the registration with the Commission, and the issuance by the Company, of the Securities, (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including the reasonable fees and disbursements of the Underwriters' counsel relating to such registration or qualification), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) fees and expenses, if any, incurred in connection with the inclusion of the Securities on the Nasdaq National Market, (vii) the fees and expenses of the Registrar and Transfer Agent for the Securities and its counsel, and (viii) the performance by the Company of its other obligations under this Agreement, and all other costs and expenses incident to the performance of its obligations hereunder in this Section 7.

                  If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 10 hereof, the Company shall not then be under any liability to the Underwriters except as provided in Sections 7 and 8 hereof, but, if for any other reason the Securities are not delivered by or on behalf of the Company as provided herein, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses reasonably incurred in connection with marketing and preparing for the purchase, sale and delivery of the Securities, including the reasonable fees and disbursements of counsel for the Underwriters but the Company shall then be under no further liability to the Underwriters except as provided in Sections 7 and 8 hereof.

                  SECTION 8.  INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending any action, suit or proceeding or any claim asserted, as such expenses are incurred) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus or any other prospectus with respect to the Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon the information furnished to the Company in writing by the Underwriters in the Prospectus concerning the terms of the offering by the Underwriters; and provided, further, that the Company shall not be liable to any Underwriter under this subsection (a) for any such loss, claim, damage or liability arising from any Preliminary Prospectus or the Prospectus to the extent that such loss, claim, damage or liability results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, excluding documents incorporated therein by reference, in any case where (i) such delivery of the Prospectus as then amended or supplemented to such person is required by the Act, (ii) the Company has previously furnished sufficient copies thereof to such Underwriter at such time as is sufficient to permit such delivery prior to such confirmation and (iii) the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or the Prospectus which was corrected in the Prospectus as amended or supplemented, excluding documents incorporated therein by reference. This indemnity agreement will be in addition to any liability which the Company may otherwise have to the persons referred to above in this Section 8(a).

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the information furnished to the Company by the Underwriters set forth in the first sentence of Section 8(a). This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have to the persons referred to above in this Section 8(b).

                  (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing; however, the omission to so notify the indemnifying party shall relieve the indemnifying party from liability under the two preceding paragraphs only to the extent prejudiced thereby. The indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others that the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriters within the meaning of either Section 15 of the Act or
         Section 20 of the Exchange Act, and (b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the

         Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by the Underwriters. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The Company shall not, without the prior written consent of any indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in this Section 8 is insufficient or unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party shall have failed to the prejudice of the indemnifying party to give the notice required by Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 8(d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Section 8(e) are several in proportion to the respective number of Firm Shares set forth opposite their names in
         Schedule I hereto and not joint.

                  (f) In the event that Lazard Freres & Co. LLC is an indemnified or an indemnifying party in an action involving any one or more Underwriters, Lazard Freres & Co. LLC shall control and direct the proceedings on behalf of itself and the other Underwriters party thereto.

                  SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in the Agreement, or contained in certificates of officers of the Company submitted hereto, including indemnity and contribution agreements, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation, or any statement as to the results thereof, made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or controlling persons, and shall survive acceptance of and payment for Securities hereunder.

                  If this Agreement is terminated pursuant to Section 10 or if for any reason the purchase of Securities by the Underwriters is not consummated, the Company shall remain responsible for the reasonable expenses to be paid or reimbursed by it pursuant to Section 7 and the respective obligations of the Company and the Underwriters pursuant to Section 8 shall remain in effect.

                  SECTION 10. TERMINATION. This Agreement may be terminated for any reason at any time prior to the delivery and payment of the Securities on the Initial Closing Date or the Option Closing Date, as the case may be, by Lazard Freres & Co. LLC upon the giving of written notice of such termination to the Company, if prior to such time (i) there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) any material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business or (B) any material transaction entered into by the Company or any subsidiary other than in the ordinary course of business, or (ii) there has occurred any outbreak or escalation of hostilities or other calamity or crisis or material change in existing national or international financial, political, economic or securities market conditions, the effect of which is such as to make it, in the judgment of Lazard Freres & Co. LLC; impracticable or inadvisable to market the Securities in the manner contemplated in the Prospectus or enforce contracts for the sale of the Securities, or (iii) reporting of bid and asked prices of the Common Shares of the Company has been suspended by the National Association of Securities Dealers, Inc., or trading in the Common Shares of the Company has been suspended by the Commission or a national securities exchange, or trading generally on the Nasdaq National Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Section 7, the indemnity agreement and contribution provisions set forth in Section 8, and the provisions of Sections 9 and 14 shall remain in effect.

                  SECTION 11. DEFAULT. If, on the Initial Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting

Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in
Schedule I bear to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Securities that any Underwriter has agreed to purchase pursuant to Section 3 be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If, on the Initial Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased on such date, and arrangements satisfactory to the non-defaulting Underwriters and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Initial Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters c/o Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, NY 10020, Attention: Syndicate Department; and notices to the Company shall be directed to it at 4800 East 131st Street, Cleveland, OH 44105, facsimile transmission no. 216/587-3563, attention of the Secretary with a copy to the Treasurer.

                  SECTION 13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Company, its directors and officers who signed the Registration Statement, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 14.  GOVERNING LAW.  This Agreement shall be
governed by, and construed in accordance with, the law of the State of New York.

                  SECTION 15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

If the foregoing is in accordance with your understanding of our agreement, please sign this Agreement and return to us six counterparts hereof.

                                Very truly yours,

                                PIONEER-STANDARD ELECTRONICS, INC.

                                By: /s/ John Goodger
                                   --------------------------------
                                   Name: John Goodger
                                   Title: Vice President Treasurer

Confirmed and Accepted, as of the
date first above written:

LAZARD FRERES & CO. LLC,
CLEARY GULL REILAND & McDEVITT INC.
McDONALD & COMPANY SECURITIES, INC.
 as representatives of the
 several Underwriters on
 Schedule I hereto

By:  Lazard Freres & Co. LLC

By: /s/ Patrick J. Callahan, Jr.
   ------------------------------
   Name:  Patrick J. Callahan, Jr.
   Title: Managing Director

                                                                         ANNEX I

                     [FORM OF ANNEX I DESCRIPTION OF COMFORT
                 LETTER FOR REGISTRATION STATEMENTS ON FORM S-3]

         Pursuant to Section 6(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports attached to such letters, copies of which have been furnished to the Underwriters;

                  (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Board of Directors and the committees thereof of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in paragraph (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in paragraph (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and share appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in paragraph (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriter, or any increases in any items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                           (G) certain sections of the Prospectus did not comply
                  in all material respects with the disclosure obligations under Regulation S-K under the Act (e.g., "Selected Financial Data" (Item 301), "Supplementary Financial Information" (Item 302), "Ratio of Earnings to Fixed Charges" (Item 503(d)) and "Executive Compensation" (Item 402);

                  (iv) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
         (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriter, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                   SCHEDULE I

UNDERWRITER                                                                                            NUMBER OF SHARES
-----------                                                                                            ----------------
Lazard Freres & Co. LLC                                                                                   655,000
Cleary Gull Reiland & McDevitt Inc.                                                                       655,000
McDonald & Company Securities, Inc.                                                                       655,000
Bear, Stearns & Co. Inc.                                                                                   75,000
Alex. Brown & Sons Incorporated                                                                            75,000
Cowen & Company                                                                                            75,000
Dillon, Read & Co. Inc.                                                                                    75,000
Donaldson, Lufkin & Jenrette Securities Corporation                                                        75,000
Lehman Brothers Inc.                                                                                       75,000
Merill Lynch, Pierce, Fenner & Smith Incorporated                                                          75,000
Morgan Stanley & Co. Incorporated                                                                          75,000
Schroder Wertheim & Co. Incorporated                                                                       75,000
Allen & Company Incorporated                                                                               40,000
Robert W. Baird & Co. Incorporated                                                                         40,000
Blackford Securities Corporation                                                                           40,000
EVEREN Securities, Inc.                                                                                    40,000
Furman Selz LLC                                                                                            40,000
Jefferies & Company, Inc.                                                                                  40,000
The Ohio Company                                                                                           40,000
SBK-Brooks Investment Corp.                                                                                40,000
Wheat First Butcher Singer                                                                                 40,000

        TOTAL                                                                                           3,000,000
        -----
